Statement of Additional Information (SAI) Supplement American Century Quantitative Equity Funds, Inc.
Supplement dated August 19, 2022 ■ Statement of Additional Information dated May 5, 2022

The entries for Guan Wang on pages 35 and 38 are deleted.
The following entry is added in the Accounts Managed table on page 35 of the SAI:

Accounts Managed (As of June 30, 2021)
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Arun Daniel[1]	Number of Accounts	6	0	0
	Assets	$6.5 billion[2]	0	0
1 Information provided as of August 12, 2022.
2 Includes $974.1 million in Disciplined Growth; $3.2 billion in Equity Growth; $513.3 million in Global Gold;
$172.2 million in Small Company and $338.0 million in Utilities.

The following entry is added in the Ownership of Securities table on page 38 of the SAI:

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
Global Gold
Arun Daniel[1]	A
1 Information provided as of August 12, 2022.

Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000;
F – $500,001-$1,000,000; G – More than $1,000,000.

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